Retirement Plans (Reconciliation Of Change In Value For Level 3 Assets) (Details) - Fair Value, Level 3 [Member] - USD ($) $ in Millions	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Level 3, beginning	$ 308	$ 250
Gains (Losses) on assets held	18	(18)
Gains (Losses) on assets sold	(20)	21
Purchases, sales and settlements, net	65	55
Level 3, ending	$ 371	$ 308